                        ------------------------------
                      SECURITIES AND EXCHANGE COMMISSION            Exhibit 25.1
                             WASHINGTON, D. C. 20549

                                   ----------
                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
             UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED, OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305 (b) (2)


                                  ----------

                       IBJ WHITEHALL BANK & TRUST COMPANY
               (Exact name of trustee as specified in its charter)

         New York                                             13-5375195
(State of Incorporation                                     (I.R.S. Employer
if not a U.S. national bank)                                Identification No.)

One State Street, New York, New York                              10004
(Address of principal executive offices)                       (Zip code)

                    Terence Rawlins, Assistant Vice President
                       IBJ Whitehall Bank & Trust Company
                                One State Street
                            New York, New York 10004
                                 (212) 858-2000
            (Name, Address and Telephone Number of Agent for Service)

                            AEI HOLDING COMPANY, INC.

             (Exact name of co-obligor as specified in its charter)


         Delaware                                               61-1315723
(State or jurisdiction of                                    (I.R.S. Employer
incorporation or organization)                                Identification No)


1500 NORTH BIG RUN ROAD
      ASHLAND, KY                                                  41102
(Address of principal executive office)                          (Zip code)

                                   ----------





                               AEI RESOURCES, INC.

             (Exact name of co-obligor as specified in its charter)


         Delaware                                               61-1325832
(State or jurisdiction of                                    (I.R.S. Employer
incorporation or organization)                               Identification No.)


1500 NORTH BIG RUN ROAD
       ASHLAND, KY                                                41102
(Address of principal executive office)                         (Zip code)

                                  ----------

                         (Title of Indenture Securities)
                           AEI HOLDING COMPANY, INC.*
                              AEI RESOURCES, INC.*


               10-1/2% Senior Notes due 2005, Series A and Series B

                       ---------------------------------
                   *TABLE OF ADDITIONAL REGISTRANT GUARANTORS


--------------------------------------------------------------------------------------------------------------------
                                               State or Other                             Address, including Zip
                                               Jurisdiction of        IRS Employer       Code and Telephone Number
                Exact Name                    Incorporation or       Identification      of Registrant Guarantor's
          of Registrant Guarantor               Organization             Number         Principal Executive Offices
--------------------------------------------------------------------------------------------------------------------
17 West Mining (f/k/a Martiki Coal           Delaware                                   1500 North Big Run Rd.
Corporation)                                                                            Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Aceco, Inc.                                  Kentucky             61-0855680            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Addington Mining, Inc.                       Kentucky             61-0855680            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
AEI Coal Sales Company, Inc.                 Kentucky             61-1331912            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
AEI Resources Holding, Inc.                  Delaware             61-1331911            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Americoal Development Company                Delaware             37-1302915            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Appalachian Realty Company                   Kentucky             36-3336051            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                               State or Other                             Address, including Zip
                                               Jurisdiction of        IRS Employer       Code and Telephone Number
                Exact Name                    Incorporation or       Identification      of Registrant Guarantor's
          of Registrant Guarantor               Organization             Number         Principal Executive Offices
--------------------------------------------------------------------------------------------------------------------
Ayrshire Land Company                        Delaware             06-1208946            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Beech Coal Company                           Delaware             06-1187153            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Bellaire Trucking Company                    Delaware             76-0012930            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Bentley Coal Company                         New York                                   1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Bluegrass Coal Development Company           Delaware             76-0078312            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Bowie Resources Limited                      Colorado             84-1287719            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Cannelton, Inc.                              Delaware             55-0711787            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Cannelton Industries, Inc.                   West Virginia        55-0136145            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Cannelton Land Company                       Delaware             55-0715858            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Cannelton Sales Company                      Delaware             55-0677801            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
CC Coal Company                              Kentucky                                   1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Coal Ventures Holding Company, Inc.          Delaware             61-1328606            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Dunn Coal and Dock Company                   West Virginia        55-0677800            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
East Kentucky Energy Corporation             Kentucky             54-0971896            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Employee Benefits Management, Inc.           Delaware             36-4168193            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Encoal Corporation                           Delaware             76-0287726            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
EnerZ Corporation                            Delaware             37-1362012            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                               State or Other                             Address, including Zip
                                               Jurisdiction of        IRS Employer       Code and Telephone Number
                Exact Name                    Incorporation or       Identification      of Registrant Guarantor's
          of Registrant Guarantor               Organization             Number         Principal Executive Offices
--------------------------------------------------------------------------------------------------------------------
Evergreen Mining Company                     West Virginia        54-1206519            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Fairview Land Company                        Delaware             37-1267975            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Franklin Coal Sales Company                  Delaware             13-3121923            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Grassy Cove Coal Mining Company              Delaware             51-0274983            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Hayman Holdings, Inc.                        Kentucky                                   1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Heritage Mining Company                      Delaware             61-1286455            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Highland Coal, Inc.                          Kentucky                                   1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Ikerd-Bandy Co., Inc.                        Kentucky             61-0505276            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Kanawha Corporation                          Delaware             84-1107027            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Kentucky Prince Mining Company               New York                                   1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Kermit Coal Company                          West Virginia        55-0515741            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Kindill Holding, Inc.                        Kentucky                                   1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Kindill Mining, Inc.                         Indiana              35-1962074            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Leslie Resources, Inc.                       Kentucky             61-1013125            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Leslie Resources Management, Inc.            Kentucky             61-1292388            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Meadowlark, Inc.                             Indiana              35-0782260            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Mega Minerals, Inc.                          West Virginia        55-0720327            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                               State or Other                             Address, including Zip
                                               Jurisdiction of        IRS Employer       Code and Telephone Number
                Exact Name                    Incorporation or       Identification      of Registrant Guarantor's
          of Registrant Guarantor               Organization             Number         Principal Executive Offices
--------------------------------------------------------------------------------------------------------------------
Mid-Vol Leasing, Inc.                        West Virginia        55-0691054            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Midwest Coal Company                         Delaware             84-1324803            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Midwest Coal Sales Company                   Delaware             35-1599521            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Mining Technologies, Inc.                    Kentucky             61-1319730            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Mountain Coals Corporation                   Delaware             63-0725639            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Mountain-Clay Incorporated d/b/a Mountain    Kentucky             61-0621350            1500 North Big Run Rd.
Clay, Inc.                                                                              Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Mountaineer Coal Development Company         West Virginia        54-0989613            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
NuCoal LLC                                   Delaware             36-4143611
--------------------------------------------------------------------------------------------------------------------
Old Ben Coal Company                         Delaware             34-1291413            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Phoenix Land Company                         Delaware             37-1302916            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Premium Coal Development Company             Delaware             36-4186350            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Premium Processing, Inc.                     West Virginia        55-0750451            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Pro-Land, Inc. d/b/a Kem Coal Company        Kentucky             61-0727363            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
R. &. F. Coal Company                        Ohio                 34-0832344            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
River Coal Company, Inc.                     Kentucky             61-0567214            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Roaring Creek Coal Company                   Delaware             35-1597000            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Shipyard River Coal Terminal Company         South Carolina       54-1156890            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Skyline Coal Company                         New York                                   1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                               State or Other                             Address, including Zip
                                               Jurisdiction of        IRS Employer       Code and Telephone Number
                Exact Name                    Incorporation or       Identification      of Registrant Guarantor's
          of Registrant Guarantor               Organization             Number         Principal Executive Offices
--------------------------------------------------------------------------------------------------------------------
Straight Creek Coal Resources Company        Kentucky             36-3317309            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Tennessee Mining, Inc.                       Kentucky             62-1640672            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Turris Coal Company                          Delaware             74-2121674            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
West Virginia-Indiana Coal Holding           Delaware                                   1500 North Big Run Rd.
Company, Inc.                                                                           Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Wyoming Coal Technology, Inc.                Wyoming              61-1336980            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Zeigler Coal Holding Company                 Delaware             36-3344449            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Zeigler Environmental Services Company       Delaware             36-4143610            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------
Zenergy, Inc.                                Delaware             35-1870468            1500 North Big Run Rd.
                                                                                        Ashland, KY 41102
--------------------------------------------------------------------------------------------------------------------



Item 1.   General information

          Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

               New York State Banking Department
               Two Rector Street
               New York, New York

               Federal Deposit Insurance Corporation
               Washington, D.C.

               Federal Reserve Bank of New York Second District
               33 Liberty Street
               New York, New York

          (b) Whether it is authorized to exercise corporate trust powers.

                    Yes


Item 2.   Affiliations with the Obligors.

          If the obligors are an affiliate of the trustee, describe each such affiliation.

          Neither obligor is an affiliate of the trustee.


Item 3.   Voting securities of the trustee.

          Furnish the following information as to each class of voting securities of the trustee:

                             As of February 8, 1999

    Col. A                                                         Col. B
Title of class                                               Amount Outstanding
--------------                                               ------------------


                                 Not Applicable

Item 4.   Trusteeships under other indentures.

          If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligors are outstanding, furnish the following information:

          (a) Title of the securities outstanding under each such other indenture

                                 Not Applicable

          (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310 (b) (1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.

                                 Not Applicable

Item 5. Interlocking directorates and similar relationships with the obligors or underwriters.

          If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligors or of any underwriter for the obligors, identify each such person having any such connection and state the nature of each such connection.

                                 Not Applicable


Item 6. Voting securities of the trustee owned by the obligors or their officials.

          Furnish the following information as to the voting securities of the trustee owned beneficially by the obligors and each director, partner, and executive officer of the obligors:

                             As of February 8, 1999

                                                                                                  Col. D
                                                                      Col. C                Percent of voting
   Col. A                            Col. B                        Amount owned             securities represented by
Name of Owner                    Title of class                    beneficially             amount given in Col. C
-------------                    --------------                    ------------             -------------------------
                                 Not Applicable

Item 7. Voting securities of the trustee owned by underwriters or their officials.

          Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligors and each director, partner and executive officer of each such underwriter:


                             As of February 8, 1999

----------------------------------------------------------------------------------------------------------------------
                                                                                                 Col. D
                                                                      Col. C               Percent of voting
    Col. A                           Col. B                        Amount owned            securities represented by
Name of Owner                    Title of class                    beneficially            amount given in Col. C
-------------                    --------------                    ------------            -------------------------
----------------------------------------------------------------------------------------------------------------------

                                Not Applicable

Item 8.   Securities of the obligors owned or held by the trustee

          Furnish the following information as to securities of the obligors owned beneficially or held as collateral security for obligations in default by the trustee:


                             As of February 8, 1999

------------------------------------------------------------------------------------------------------------------------------------


                                                                             Col. C                        Col. D
                                                                    Amount owned beneficially or     Percent of voting
   Col. A                            Col. B                         held as collateral security      securities represented by
Name of Owner                    Title of class                     for obligations in default       amount given in Col. C
-------------                    --------------                     ----------------------------     -------------------------
------------------------------------------------------------------------------------------------------------------------------------


                                 Not Applicable

Item 9.   Securities of underwriters owned or held by the trustee.

          If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligors, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee:

                             As of February 8, 1999

------------------------------------------------------------------------------------------------------------------------------------

                                                                                Col. C                     Col. D
                                                                     Amount owned beneficially or    Percent of voting
   Col. A                            Col. B                          held as collateral security     securities represented by
Name of Owner                    Title of class                      for obligations in default      amount given in Col. C
-------------                    --------------                      ----------------------------    -------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                 Not Applicable


Item 10. Ownership or holdings by the trustee of voting securities of certain affiliates or securityholders of the obligors.

          If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10 percent or more of the voting securities of the obligors or (2) is an affiliate, other than a subsidiary, of the obligors, furnish the following information as to the voting securities of such person:

                             As of February 8, 1999

------------------------------------------------------------------------------------------------------------------------------------

                                                                                Col. C                       Col. D
                                                                      Amount owned beneficially or    Percent of voting
             Col. A                            Col. B                 held as collateral security     securities represented by
          Name of Owner                    Title of class             for obligations in default      amount given in Col. C
          -------------                    --------------             ---------------------------     -------------------------
------------------------------------------------------------------------------------------------------------------------------------


                                Not Applicable

Item 11. Ownership or holdings by the trustee of any securities of a person owning 50 percent or more of the voting securities of the obligors.

          If the trustee owns beneficially or holds as collateral security security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligors, furnish the following information as to each class of securities of such any of which are so owned or held by the trustee:

                             As of February 8, 19999

---------------------------------------------------- ------------------------------------------- -----------------------------------

                      Col. A                                           Col. B                                  Col. C
              Nature of Indebtedness                             Amount Outstanding                           Date Due
              ----------------------                             ------------------                           --------
---------------------------------------------------- ------------------------------------------- -----------------------------------


                                 Not Applicable


Item 12.  Indebtedness of the Obligors to the Trustee.

          Except as noted in the instructions, if the obligors are indebted to the trustee, furnish the following information:

                             As of February 8, 1999

---------------------------------- -------------------------------- -------------------------------- -------------------------------

                                                                                Col. C
                                                                             Amount owned                          Col. D
                                                                        beneficially or held as              Percent of voting
             Col. A                            Col. B                   collateral security for          securities represented by
          Name of Owner                    Title of class               obligations in default             amount given in Col. C
          -------------                    --------------               -----------------------          -------------------------
---------------------------------- -------------------------------- -------------------------------- -------------------------------


                                 Not Applicable




Item 13.  Defaults by the Obligors.

          (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

                                 Not Applicable









          (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligors are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

                                 Not Applicable


Item 14.  Affiliations with the Underwriters

          If any underwriter is an affiliate of the trustee, describe each such affiliation.

                                 Not Applicable

Item 15.  Foreign Trustees.

          Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

                                Not Applicable


Item 16.  List of Exhibits.

          List below all exhibits filed as part of this statement of eligibility.

          *T1(a). A copy of the Charter of IBJ Whitehall Bank & Trust Company as amended to date. (See Exhibit 1A to Form T-1, Securities and Exchange Commission File No. 22-18460).

          *T1(b). A copy of the Certificate of Authority of the Trustee to Commence Business (Included in Exhibit I above).

          *T1(c). A copy of the Authorization of the Trustee, as amended to date (See Exhibit 4 to Form T-1, Securities and Exchange Commission File No. 22-19146).

          *T1(d). A copy of the existing By-Laws of the Trustee, as amended to date (See Exhibit 4 to Form T-1, Securities and Exchange Commission File No. 22-19146).

          T1(e). A copy of each Indenture referred to in Item 4, if the Obligors are in default. Not Applicable.

          T1(f). The consent of the United States institutional trustee required by Section 321(b) of the Act.

          T1(g). A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

* The Exhibits thus designated are incorporated herein by reference as exhibits hereto. Following the description of such Exhibits is a reference to the copy of the Exhibit heretofore filed with the Securities and Exchange Commission, to which there have been no amendments or changes.


                                     NOTE
                                     ----

In answering any item in this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligors and their respective directors or officers, the trustee has relied upon information furnished to it by the obligors.

Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base responsive answers to Item 2, the answer to said Item are based on incomplete information.

Item 2, may, however, be considered as correct unless amended by an amendment to this Form T-1.

Pursuant to General Instruction B, the trustee has responded to Items 1, 2 and 16 of this form since to the best knowledge of the trustee as indicated in Item 13, the obligors are not in default under any indenture under which the applicant is trustee.

                                   SIGNATURE
                                   ---------


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, IBJ Whitehall Bank & Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility & qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 8th day of February, 1999.



                                       IBJ WHITEHALL BANK & TRUST COMPANY


                                       By:      /s/Terence Rawlins
                                           -----------------------------------
                                                   Terence Rawlins
                                                 Assistant Vice President

                                 Exhibit T1(f)

                              CONSENT OF TRUSTEE




Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the issue by AEI Holding Company, Inc. and AEI Resources, Inc. of their 10-1/2% Senior Notes due 2005, Series A and Series B, we hereby consent that reports of examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                          IBJ WHITEHALL BANK & TRUST COMPANY


                                          By:   /s/Terence Rawlins
                                             -----------------------------------
                                                   Terence Rawlins
                                              Assistant Vice President




Dated:  As of February 8, 1999

                                 EXHIBIT T1(g)


                      CONSOLIDATED REPORT OF CONDITION OF
                       IBJ WHITEHALL BANK & TRUST COMPANY
                             of New York, New York
                     And Foreign and Domestic Subsidiaries


                        Report as of September 30, 1998

                                                                                                  Dollar Amounts
                                                                                                   in Thousands
                                                                                                  -------------

                                                      ASSETS
                                                      ------
Cash and balance due from depository institutions:
    Noninterest-bearing balances and currency and coin........................................ $      26,852
    Interest-bearing balances................................................................. $      17,489

Securities:    Held-to-maturity securities.................................................... $         -0-
               Available-for-sale securities.................................................. $     207,069

Federal funds sold and securities purchased under
agreements to resell in domestic offices of the bank
and of its Edge and Agreement subsidiaries and in IBFs:
    Federal Funds sold and Securities purchased under agreements to resell.................... $      80,389

Loans and lease financing receivables:
    Loans and leases, net of unearned income.................................... $ 2,033,599
    LESS: Allowance for loan and lease losses................................... $    62,853
    LESS: Allocated transfer risk reserve....................................... $       -0-
    Loans and leases, net of unearned income, allowance, and reserve.......................... $   1,970,746

Trading assets held in trading accounts....................................................... $         848

Premises and fixed assets (including capitalized leases)...................................... $       1,583

Other real estate owned....................................................................... $         -0-

Investments in unconsolidated subsidiaries and associated companies........................... $         -0-

Customers' liability to this bank on acceptances outstanding.................................. $         340

Intangible assets............................................................................. $      11,840

Other assets.................................................................................. $      66,691


TOTAL ASSETS.................................................................................. $   2,383,847

                                  LIABILITIES
                                  -----------

Deposits:
    In domestic offices......................................................................... $    804,562
        Noninterest-bearing ........................................................$    168,822
        Interest-bearing ...........................................................$    635,740

    In foreign offices, Edge and Agreement subsidiaries, and IBFs............................... $    885,076
        Noninterest-bearing ........................................................$     16,554
        Interest-bearing ...........................................................$    868,522

Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in
IBFs:

    Federal Funds purchased and Securities sold under agreements to repurchase ................. $    225,000

Demand notes issued to the U.S. Treasury........................................................ $        674

Trading Liabilities............................................................................. $        560

Other borrowed money:
    a) With a remaining maturity of one year or less............................................ $     38,002
    b) With a remaining maturity of more than one year.......................................... $      1,375
    c) With a remaining maturity of more than three years....................................... $      1,550

Bank's liability on acceptances executed and outstanding........................................ $        340

Subordinated notes and debentures............................................................... $    100,000

Other liabilities............................................................................... $     74,502


TOTAL LIABILITIES............................................................................... $  2,131,641
                                                                                                    ---------
Limited-life preferred stock and related surplus................................................ $        N/A

                                EQUITY CAPITAL


Perpetual preferred stock and related surplus................................................... $        -0-

Common stock.................................................................................... $     28,958

Surplus (exclude all surplus related to preferred stock)........................................ $    210,319

Undivided profits and capital reserves.......................................................... $     11,655

Net unrealized gains (losses) on available-for-sale securities.................................. $      1,274

Cumulative foreign currency translation adjustments............................................. $        -0-


TOTAL EQUITY CAPITAL............................................................................ $    252,206

TOTAL LIABILITIES AND EQUITY CAPITAL............................................................ $  2,383,847